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                                                                   EXHIBIT 10.86

                            SUBSCRIPTION AGREEMENT
                            ----------------------



     The undersigned, Vitafort Global Marketing, Inc., a Nevada corporation and wholly-owned subsidiary of Vitafort International Corporation, hereby applies for the issuance of no par common stock in Global International Sourcing, Inc., a corporation organized under the laws of the State of Nevada, $0.01 per Share, in the amount set forth below:

     2,500 shares.



DATED: March 31, 1998.



                                 /s/ Jack B. Spencer
                                ----------------------------------------
                                COO/CFO for Vitafort International Corp.



                          ACCEPTANCE OF SUBSCRIPTION

     This Subscription is accepted.

DATED: March 31, 1998.


                                GLOBAL INTERNATIONAL SOURCING, INC.



                                By: /s/ Seymour Wiessen
                                   --------------------------------
                                   Seymour Wiessen, President